UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2008

RENAISSANCE ACQUISITION CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-33258	20-4720414
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Sample Road, Suite 400, Pompano Beach, Florida	33064
(Address of Principal Executive Offices)	(Zip Code)

(954) 784-3031

 (Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

General

On September 13, 2008, Renaissance Acquisition Corp. (“Renaissance”) entered into an Agreement  and Plan of Merger (the “Merger Agreement”) by and among Renaissance, FCI Merger Sub I, Inc., a newly formed, wholly owned subsidiary of Renaissance (“Merger Sub I”),  FCI Merger Sub II, LLC, a newly formed, wholly owned subsidiary of Renaissance  (“Merger Sub II”), First Communications, Inc. (“First Communications”) and The Gores Group LLC, solely in its capacity as Stockholders’ Representative, pursuant to which Merger Sub I will merge with and into First Communications, with First Communications continuing as the surviving corporation and First Communications will then merge with and into Merger Sub II, with Merger Sub II continuing as the surviving limited liability company and a wholly owned subsidiary of Renaissance.

Pursuant to the Merger Agreement, common stockholders of First Communications will receive as consideration shares of Renaissance common stock representing 0.57361 of each share of Renaissance common stock for each share of First Communications common stock outstanding.  Stockholders of First Communications may also receive up to an aggregate of an additional (i) 9,950,000 shares of Renaissance common stock (“EBITDA Stock”) if the EBITDA Condition (as defined below) is satisfied and (ii) up to 8,500,000 shares of Renaissance common stock (“Warrant Stock”) if the Warrant Condition (as defined below) is satisfied. The EBITDA Stock and the Warrant Stock will be placed into escrow.

Additionally, pursuant to the Merger Agreement, holders of T2 and T3 warrants of First Communications outstanding immediately prior to closing of the transaction who agree to exchange their warrants will receive for each warrant to purchase a share of First Communications common stock held, (A) a warrant to purchase 0.25 of a share of Renaissance common stock at a price of $9.00 per share for a total number of new warrants not to exceed 2,500,000 in the aggregate and (B) the right to receive 0.10 of a share of Renaissance common stock upon the satisfaction of the Warrant Condition for a total number of shares of Renaissance common stock not to exceed 1,000,000 (“Additional Warrant Stock”) which shares will be put into escrow.

Upon consummation of the transaction, Renaissance has agreed to enter into an escrow agreement with Continental Stock Transfer and Trust Company and the Stockholders’ Representative pursuant to which the EBITDA Stock, Warrant Stock and Additional Warrant Stock will be placed into escrow subject to the satisfaction of the EBITDA Condition and the Warrant Condition, each as defined below.  If the EBITDA Condition is not satisfied by June 30, 2011, then on August 31, 2011, all of the EBITDA Stock in escrow will be released to Renaissance and cancelled.  If the Warrant Condition is not satisfied by January 28, 2011, then on January 31, 2011, all of the Warrant Stock and Additional Warrant Stock will be released to Renaissance and cancelled.

The Merger Agreement

The following is a summary of the material terms of the Merger Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  This summary is qualified in its entirety by reference to the Merger Agreement.

Parties

The parties to the Merger Agreement are:

•     Renaissance Acquisition Corp., a publicly traded Delaware “blank check” company listed on the American Stock Exchange;

•     FCI Merger Sub I, Inc., a newly formed private Delaware corporation and a wholly owned subsidiary of Renaissance;

•     FCI Merger Sub II, LLC, a newly formed private Delaware limited liability company and a wholly owned subsidiary of Renaissance;

•     First Communications, Inc., a publicly traded Delaware corporation listed on AIM as regulated by the London Stock Exchange; and

•     The Gores Group LLC, solely in its capacity as the Stockholders’ Representative.

To effectuate the transactions, Merger Sub I will merge with and into First Communications, with First Communications continuing as the surviving corporation (“First Merger”) and First Communications immediately thereafter will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving limited liability company (“Second Merger,” and together with the First Merger, the “Mergers”) and a wholly owned subsidiary of Renaissance.

Consideration

A.     Effects of Mergers on First Communications Common Stockholders

Pursuant to the Merger Agreement, holders of First Communications common stock (including holders of T1 warrants who agree to a cashless exercise of their warrants contingent upon the consummation of the Mergers) will receive:

•     an aggregate of 18,460,000 shares of Renaissance common stock, representing 0.57361 of a share of Renaissance common stock for each share of First Communications common stock outstanding; plus

•     up to 9,950,000 shares of Renaissance common stock issuable to the stockholders of First Communications if for any fiscal quarter from the signing of the Merger Agreement until June 30, 2011, the surviving company has an annualized adjusted EBITDA equal to or greater than $50 million (plus certain target increases in the event of subsequent acquisitions) (“EBITDA Condition”), which shares will be placed into escrow; plus

•     up to 8,500,000 shares of Renaissance common stock if the last sales price of Renaissance common stock has been at least $8.50 per share on each of the 20 trading days within any 30 trading day period ending on January 28, 2011 (“Warrant Condition”), which shares will be placed into escrow.

B.     Effects of Merger on First Communications Preferred Stockholders

Holders of First Communications Series A Preferred Stock will receive an aggregate of $15.0 million, together with an accrued dividend of 12% per annum, pro rated and calculated from September 28, 2008.

C.     Effects of Merger on First Communications Warrantholders

Holders of T2 and T3 warrants of First Communications outstanding immediately prior to closing of the transaction who agree to exchange their warrants will receive for each warrant to purchase a share of First Communications common stock held, (A) a warrant to purchase 0.25 of a share of Renaissance common stock with an exercise price of $9.00 per share expiring on January 28, 2011 for a total number of new warrants not to exceed 2,500,000 in the aggregate and (B) the right to receive 0.10 of a share of Renaissance common stock upon the satisfaction of the Warrant Condition for a total number of shares of Renaissance common stock not to exceed 1,000,000 shares, which shares will be put into escrow.  T2 and T3 warrants held by holders who do not elect to exchange their warrants will remain outstanding and become exercisable into shares of Renaissance common stock in accordance with their terms.

Closing

The closing of the Mergers will take place within two business days following the satisfaction or waiver of the conditions to the Mergers contained in the Merger Agreement.

Representations and Warranties

The Merger Agreement contains customary representations and warranties made by First Communications, on the one hand, and Renaissance, Merger Sub I and Merger Sub II, as applicable, on the other.   Such representations relate to, among other things, (a) proper corporate organization and similar corporate matters, (b) capital structure, (c) the absence of undisclosed liabilities and changes, (d) assets, properties and intellectual property, (e) contracts, (f) compliance with laws, (g) litigation, (h) related party transactions, (i) taxes and (j) financial statements.

Covenants

Each party to the Merger Agreement has agreed to perform or comply with certain customary covenants, including but not limited to, covenants related to the parties’ conduct between signing and closing, restrictions on the parties’ ability to solicit, negotiate or enter into a transaction with another party, covenants related to the parties’ cooperation and efforts to file a proxy statement and registration statement and related to the effectiveness of the registration statement, covenants related to requirements to call stockholder meetings and obtain the requisite stockholders’ and other approvals, make appropriate regulatory and other filings, and provide each other with access to their respective materials, advisors and information.

Closing Conditions

The obligations of each of Renaissance and First Communications to complete the Mergers are subject to the satisfaction or waiver by the other party at or prior to the closing date of various conditions, including the performance by each of Renaissance and First Communications in all material respects of their respective obligations under the Merger Agreement, the accuracy of the representations and warranties of the parties to the Merger Agreement, the receipt of all required regulatory approvals and consents, the approval of the Mergers by stockholders of Renaissance and First Communications, the effectiveness of the Renaissance registration statement, a requirement that holders of not more than 20% of Renaissance stockholders demand that Renaissance convert such shares into cash, a requirement that the board of directors of Renaissance determine that the fair market value of First Communications equals at least 80% of the net assets of Renaissance held in Renaissance’s trust account, less the portion of the underwriters’ deferred compensation, a requirement that First Communications’ stockholders holding not more than 10% of the outstanding shares of First Communications shall have exercised their dissenters’ rights and, the requirement that the Renaissance shares be approved for listing on the Nasdaq Stock Market. The transaction is also subject to customary regulatory approvals, including FCC and state PUC approvals, approval under the Hart-Scott Rodino Antitrust Improvements Act, consent of lender in connection with First Communications’ credit agreement, the closing of First Communications’ acquisition of Globalcom, and other customary closing conditions, including no material adverse effect (as defined in the merger agreement) on either First Communications or Renaissance.

Termination

The Merger Agreement may be terminated prior to closing:

•     by mutual written consent of Renaissance and First Communications;

•     by either Renaissance or First Communications if the merger is not consummated on or before January 29, 2009;

•     by either Renaissance or First Communications, if there is any law, court or governmental order which  is not subject to appeal or has become final that makes consummation of the Merger illegal or otherwise prohibited;

•     by either Renaissance or First Communications, if within forty-eight (48) hours of the execution and delivery of the Merger Agreement, First Communications does not obtain the affirmative written consent of  a majority of its stockholders approving the Merger;

•     by Renaissance within forty-eight (48) hours of First Communications’ delivery of replacement 2007 financial statements if such financial statements contain restated items that adversely affect First Communications’ financial results and of and for the fiscal year ended December 31, 2007;

•     by either Renaissance or First Communications if, at the Renaissance’s stockholders’ meeting (including any adjournments thereof) called to vote upon the Merger, the Merger fails to be approved and adopted by the affirmative vote of the holders of Renaissance common stock as required by its certificate of incorporation, or holders of 20% or more of the shares of Renaissance common stock issued in its initial public offering elect to convert their shares into cash in accordance with Renaissance’s certificate of incorporation; or

•     by either Renaissance or First Communications, if such party is not in material breach of its obligations under the Merger Agreement and there has been a material breach of the representations and warranties, covenants, or agreements by the other party and such breach has not been cured within thirty (30) days after written notice to the breaching party, if curable.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any factual information about Renaissance or First Communications. The representations and warranties were made only for purposes of such agreement and as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors and security holders are not third party beneficiaries under the Merger Agreement, and should not rely on the representations and warranties as characterizations of the actual state of facts or conditions of Renaissance or First Communications.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Renaissance’s public disclosures.

Item 7.01 Regulation FD Disclosure

Renaissance and First Communications issued a joint press release on September 15, 2008, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference, in which they announced the execution of the Merger Agreement.  This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 10.1

Agreement and Plan of Merger dated as of September 13, 2008, among Renaissance Acquisition Corp., FCI Merger Sub I, Inc., FCI Merger Sub II, LLC, First Communications, Inc. and the stockholders’ representative named therein

	Exhibit 99.1	Joint Press Release of First Communications, Inc. and Renaissance Acquisition Corp. dated September 15, 2008

Where to Find Additional Information

Renaissance intends to file with the SEC a registration statement, which will contain a prospectus relating to the securities Renaissance intends to issue in the proposed merger, and a preliminary proxy statement in connection with the proposed merger and to mail a definitive proxy statement and other relevant documents to Renaissance stockholders. Stockholders of Renaissance and other interested persons are advised to read, when available, Renaissance’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Renaissance’s solicitation of proxies for the special meeting to be held to approve the merger because these proxy statements will contain important information about First Communications, Renaissance and the proposed merger.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Renaissance Acquisition Corp., 50 East Sample Road, Suite 400, Pompano Beach, FL 33064, telephone (954) 784-3031.  The proxy statements or applicable parts of such statements may also be notified to the public in accordance with the AIM Rules.

Renaissance and its directors and officers may be deemed participants in the solicitation of proxies from Renaissance’ stockholders. A list of the names of those directors and officers and descriptions of their interests in Renaissance is contained in Renaissance’s prospectus dated January 29, 2007, which is filed with the SEC, and will also be contained in Renaissance’s proxy statement when it becomes available. Renaissance’s stockholders may obtain additional information about the interests of its directors and officers in the merger by reading Renaissance’ proxy statement when it becomes available.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed Merger between Renaissance and First Communications and any other statements relating to future results of First Communications and Renaissance (including certain projections and business trends, and statements which may be identified by the use of the words “may”, “intend”, “expect” and like words) constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those projected as a result of certain risks and uncertainties.  For First Communications, these risks and uncertainties include, but are not limited to its ability to successfully consummate the acquisition of Globalcom, to integrate the Globalcom business and to realize the expected synergies and benefits of the transaction; First Communications’ ability to remain competitive in its business; its ability to maintain its relationships with local exchange carriers and with its customers; its ability to maintain competitive with respect to both its services and its prices, in particular, in a consolidating industry; First Communications’ ability to service its debt and to raise capital if necessary; system disruptions; the ability to retain management and key personnel, and others.  For Renaissance, factors include, but are not limited to: the successful combination of Renaissance with First Communications' business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction.  Additional information on these and other factors that may cause actual results and Renaissance’s performance to differ materially is included in the Renaissance’s periodic reports filed with the SEC, including but not limited to Renaissance’s Form 10-K for the year ended December 31, 2007 and subsequent Forms 10-Q.  Copies may be obtained by contacting Renaissance or the SEC.  Renaissance cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  Renaissance does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstance on which any such statement is based.  These forward-looking statements are made only as of the date hereof, and Renaissance undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2008	RENAISSANCE ACQUISITION CORP.

By:	/s/ Barry W. Florescue
Name: Barry W. Florescue
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Agreement and Plan of Merger dated as of September 13, 2008, among Renaissance Acquisition Corp., FCI Merger Sub I, Inc., FCI Merger Sub II, LLC, First Communications, Inc. and the stockholders’ representative named therein.

99.1	Joint Press Release of First Communications, Inc. and Renaissance Acquisition Corp. dated September 15, 2008.